Exhibit 99.1

FOR IMMEDIATE RELEASE

TRANSATLANTIC ANNOUNCES RECORD DATE AND MEETING DATE FOR SPECIAL

MEETING OF STOCKHOLDERS

NEW YORK – December 21, 2011 – Transatlantic Holdings, Inc. (NYSE: TRH) (“Transatlantic”) today announced that it has set a record date and a meeting date for a special meeting of its stockholders to consider and vote upon the adoption of the previously announced Agreement and Plan of Merger, dated as of November 20, 2011, by and among Transatlantic, Alleghany Corporation (NYSE: Y) (“Alleghany”) and Shoreline Merger Sub, Inc. (formerly, Shoreline Merger Sub, LLC).

Transatlantic stockholders of record at the close of business on Wednesday, January 4, 2012, will be entitled to receive the notice of, and to vote at, the special meeting. The special meeting will be held on Monday, February 6, 2012, at 10:00 a.m., New York City time, at The Down Town Association, 60 Pine Street, New York, N.Y.

Goldman, Sachs & Co. and Moelis & Company LLC are acting as financial advisors and Gibson, Dunn & Crutcher LLP is acting as legal counsel to Transatlantic.

About Transatlantic Holdings, Inc.

Transatlantic Holdings, Inc. is a leading international reinsurance organization headquartered in New York, with operations on six continents. Its subsidiaries, Transatlantic Reinsurance Company®, Trans Re Zurich Reinsurance Company Ltd. and Putnam Reinsurance Company, offer reinsurance capacity on both a treaty and facultative basis — structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

Visit – www.transre.com – for additional information about Transatlantic.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Alleghany and Transatlantic, Alleghany filed with the SEC on December 21, 2011 Amendment No. 1 to its registration statement on Form S-4 that includes a preliminary joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Alleghany may file with the SEC or send to their stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS FILED AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC (INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS) IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the preliminary joint proxy statement/prospectus and other relevant documents filed by Transatlantic and Alleghany with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com, or by contacting Alleghany at Alleghany Corporation, Attention: Investor Relations, 7 Times Square Tower, New York, New York 10036, (212) 752-1356.

Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders and in the preliminary joint proxy statement/prospectus filed with the SEC on December 21, 2011. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders and in the preliminary joint proxy statement/prospectus filed by Alleghany with the SEC on December 21, 2011. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be, to the extent required, contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger. Investors should read the definitive joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address events or developments that we expect or anticipate will occur in the future – including statements relating to the expected timetable for completing the proposed transaction and the ability of Alleghany and Transatlantic to obtain the regulatory approvals required to consummate the transaction – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the willingness of relevant regulatory authorities to approve the merger and their timeliness in doing so; potential impact of announcement of the transaction or consummation of the transaction on relationships, including with regulatory authorities; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Alleghany and Transatlantic from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this press release.

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Contacts:

Investors:

Thomas V. Cholnoky

Transatlantic Holdings, Inc.

Senior Vice President, Investor Relations

1-212-365-2292

investor_relations@transre.com

or

Tom Gardiner / 1-212-440-9872

Donna Ackerly / 1-212-440-9837

Georgeson Inc.

transatlantic@georgeson.com

Media:

Steve Frankel/Eric Bonach

Joele Frank, Wilkinson Brimmer Katcher

1-212-355-4449

sfrankel@joelefrank.com

ebonach@joelefrank.com

or

Anthony Herrling/JoAnne Barrameda

Brainerd Communicators

1-212-986-6667

Ex. 738 (Herrling)/ex. 749 (Barrameda)

herrling@braincomm.com

barrameda@braincomm.com